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                                                                   Exhibit 10.25

                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT


          THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT is made this ___ day of April, 1996 by and between FPM BEHAVIORAL HEALTH, INC., a Delaware corporation (hereinafter "FPM") and FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association organized and existing under the laws of the United States of America (hereinafter "Lender")

                              W I T N E S S E T H:

          WHEREAS, Lender is the owner and holder of (i) that certain Term Note from FPM to Lender, dated April 28, 1995 in the original principal amount of ONE MILLION SIX HUNDRED SIXTY-SEVEN THOUSAND AND NO/100 DOLLARS ($1,667,000.00) (the "Term Note") and (ii) that certain Line of Credit Promissory from FPM to Lender dated April 28, 1995 in the face amount of FOUR MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($4,200,000.00) (the "Line of Credit Note"); and

          WHEREAS, the Term Note and the Line of Credit Note are secured by that certain Loan and Security Agreement between FPM and Lender dated April 6, 1995 (the "Loan Agreement"); and

          WHEREAS, FPM has requested that certain terms of the Loan Agreement be modified; and

          WHEREAS, Lender has agreed to modify the Loan Agreement, but only upon the terms and conditions hereinafter set forth;

          NOW THEREFORE, in consideration of the premises hereof, and the mutual covenants contained herein, and the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid by FPM to Lender, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

          1.  REPRESENTATIONS OF BORROWER.  In order to induce Lender to enter
              ---------------------------
into this Agreement, FPM does hereby acknowledge, warrant, and represent to and in favor of Lender:

              (a) that the outstanding principal balance of the indebtedness represented by the Term Note on the date hereof is ONE MILLION SIX HUNDRED SIXTY-SEVEN THOUSAND AND NO/100 DOLLARS ($1,667,000.00) and that said indebtedness is due from FPM to Lender in accordance with the terms of the Term Note free from any defense, claim, or right of set-off;
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               (b)   that the outstanding principal balance of the indebtedness represented by the Line of Credit Note on the date hereof is ($971,918.67), $100,000.00 of which has been split into and is now evidenced by that certain Term Note of even date herewith in the original principal amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), and the remainder of which (i.e., $871,918.67) has been split into and is now evidenced by that certain Amended, Restated and Renewal Line of Credit Note of even date herewith in the face amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00), and that said indebtedness is due from FPM to Lender in accordance with the terms of said Notes free from any defense, claims or right of set-off; and

               (c) that all representations and warranties made by FPM under the Loan Agreement are true and correct as of the date hereof.

          2. DEFINITIONS. The Definitions in Section 1 of the Loan Agreement are hereby amended and changed as follows:

               (a) The term "Advance" is hereby amended to include advances of proceeds under the Overline Note as well as advances under the Line of Credit Loan.

               (b) The term "Advance Period" is hereby modified to expire on October 30, 1996 with respect to Advances under the Line of Credit Note, and to expire with respect to the Overline Note at the earlier of (i) June 30, 1996 or (ii) the sale of all or substantially all of the stock or assets of Apex Healthcare, Inc., a Delaware corporation.

               (c) The term "Line of Credit Loan" is amended to mean the Loan and all Advances now or hereafter made by the Lender to Borrower in the maximum aggregate principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00), the indebtedness of which is evidenced by the Line of Credit Note.

               (d) The term "Line of Credit Note" is amended to mean that certain Amended, Restated, and Renewal Line of Credit Promissory Note made by Borrower in favor of Lender of even date with this First Amendment in the face amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00), as such Note may hereafter be renewed, extended or modified.

               (e) The term "Loan" is amended to include the Overline Line of Credit Loan, the Term Loan, the Second Term Loan and the Line of Credit Loan.

               (f) The term "Note" is amended to add to the definition thereof the Overline Note and the Second Term Note.

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

               (g) The term "Overline Line of Credit Loan" is hereby added to the Definitions and shall mean the Loan and all Advances now or hereafter to be made by Lender to Borrower in the maximum aggregate principal amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), the Indebtedness of which is evidenced by the Overline Line of Credit Note.

               (h) The term "Overline Note" is hereby added to the Definitions and shall mean the promissory note made by Borrower in favor of Lender of even date with this First Amendment in the face amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), as such Note may hereafter be renewed, extended or modified.

               (i) The term "Second Term Loan" is hereby added to the Definitions and shall mean the Loan made by Lender to Borrower in the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), the Indebtedness of which is evidenced by the Second Term Note.

               (j) The term "Second Term Note" is hereby added to the Definitions and shall mean the Amended, Restated and Renewal Term Note made by Borrower in favor of Lender of even date with this First Amendment in the original principal amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), as such Note may hereafter be renewed, extended or modified.

          3.  SUBSIDIARIES.  As of the date of this First Amendment, the
              ------------
Subsidiaries include the Subsidiaries referenced in Section 2.18 of the Loan Agreement and listed on Exhibit 2.18 thereto, and also include FPM of Ohio,
                        -------
Inc., a Delaware corporation.

          4.  LINE OF CREDIT LOAN.  Section 3.2 of the Loan Agreement is hereby
              -------------------
deleted in its entirety and replaced with the following new Section 3.2:

          3.2 Line Of Credit Loan.  During the Advance Period, and subject to
              -------------------
          the terms and conditions of this Agreement, Lender shall lend to Borrower a total principal amount not to exceed ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS. The Line of Credit Loan shall be advanced upon request of Borrower from time to time during the Advance Period solely for working capital and other general corporate purposes (including, without limitation, for capital contributions and other investments in and to Subsidiaries and other Persons in which the Borrower or any Subsidiary owns Stock). At the conclusion of the Advance Period, the Line of Credit Loan shall be converted to a Term Loan in the principal amount of the then outstanding principal balance due under the Line of Credit Loan. The Line of Credit Loan shall be evidenced by and payable in accordance with the terms of the Line of Credit Note. All advances by Lender to or for the account of Borrower, shall be considered part of the Indebtedness under the Line of Credit Note, shall bear interest

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

     as provided in the Line of Credit Note, and shall be entitled to all rights and benefits hereunder and under all other Loan Documents.

     5.   ACQUISITION LINE OF CREDIT. Lender and Borrower agree that Lender will
          --------------------------
make no further advances to Borrower on account of the Acquisition portion of the Line of Credit as referenced in Section 3.2 and elsewhere in the Loan Agreement. The current principal balance of the Acquisition portion of the Line of Credit in the amount of $100,000.00 shall hereafter be evidenced by and payable in accordance with the terms of the Second Term Note. Therefore, all references in the Loan Agreement to Lender's funding any Acquisition portion of the Line of Credit Loan shall be deemed to refer to fundings prior to the date hereof and all references to prospective funding of any Acquisition portion of the Line of Credit Loan from and after the date hereof shall be deleted from the Loan Agreement.

     6.   LIMITATIONS ON LINES OF CREDIT ADVANCES.
          ---------------------------------------

          (a) Section 3.3(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following new Section 3.3(a):

                3.3 (a) No advance will be made which, if made, will cause the outstanding principal balance of the Line of Credit Loan to exceed $1,500,000.00.;

          (b) Section 3.3(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following new Section 3.3(b):

                3.3 (b) Advances for general corporate purposes shall not exceed an outstanding aggregate principal amount of $1,500,000.00.

     7.   NOTICE AND MANNER OF BORROWING.  The portions of Section 3.4 of the
          ------------------------------
Loan Agreement with respect to requirements for funding the Acquisition portion of the Line of Credit beginning at the eleventh line of said Section 3.4 are hereby deleted in their entirety.

     8.   FINANCIAL COVENANTS.  The Financial Covenants in Section 5.7 of the
          -------------------
Loan Agreement are hereby amended and changed as follows:

          (a) Section 5.7(a) of the Loan Agreement is hereby deleted in its entirety and hereby replaced by the following new Section 5.7(a):

                5.7(a)    Senior Debt to Cash Flow. Borrower shall maintain at
                          ------------------------
                          fiscal year end, for the fiscal year ending June 30, 1996, and at the end of each fiscal quarter thereafter based on an annual period comprised of the fiscal quarter just ended and the preceding three fiscal quarter periods, a Senior Debt to Cash Flow Ratio of not more than 3.0:1.


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          (b)   Section 5.7(b) of the Loan Agreement is hereby deleted in its entirety and hereby replaced by the following new Section 5.7(b):

                5.7(b)    Interest Coverage Ratio. Borrower shall maintain at
                          -----------------------
                          fiscal year end, for the fiscal year ending June 30, 1996, and at the end of each fiscal quarter thereafter based on an annual period comprised of the fiscal quarter just ended and the preceding three fiscal quarter periods, an Interest Coverage Ratio of not less than 5.0:1.

          (c) Section 5.7(d) of the Loan Agreement is hereby deleted in its entirety and hereby replaced by the following new Section 5.7(d):

                5.8(d)    Minimum Stockholder's Equity. Borrower shall maintain
                          ----------------------------
                          as of June 30 of each fiscal year, commencing June 30, 1996, a Minimum Stockholder's Equity equal to at least $850,000.00 plus 75% of Consolidated Net Income accruing subsequent to June 30, 1996.

     9.   ACQUISITIONS.  Section 5.9 of the Loan Agreement is hereby deleted in
          ------------
its entirety and replaced with the following new Section 5.9:

          5.9 Acquisitions Any approval by Lender of a proposed acquisition may be withheld by Lender in its sole, absolute and unreviewable discretion. Borrower will notify Lender in writing of each and every Acquisition whether or not an Advance is requested by Borrower to finance the Acquisition.

     10.  SALE OF APEX HEALTHCARE, INC.  The following new section 5.33 is
          ----------------------------
hereby added to the Loan Agreement:

          5.33 Sale of Apex Healthcare, Inc.  Upon the sale of all of or
               -----------------------------
substantially all of the assets of Apex Healthcare, Inc., a Delaware corporation ("APEX"), or more than 49% of the Stock of Apex, , Borrower shall (i) immediately pay to Lender all of the outstanding principal balance, together with all interest thereon, of the Overline Note and (ii) immediately pay to Lender ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) as a principal reduction of the Term Note.

     11.  CROSS-DEFAULT AND CROSS-COLLATERALIZATION.  Section 6.4 of the Loan
          -----------------------------------------
Agreement is hereby amended to provide a cross-default and cross-collateralization among the Line of Credit Note, the Term Note, the Line of Credit Note, the Second Term Note and the Overline Note. A default under any of such Notes shall, at the option of Lender, be and constitute a default under any of the other Notes. All of the Notes are also cross-collateralized such that any collateral securing any obligations of Borrower under any of the Notes is hereby deemed to also secure the obligations of the Borrower under any of the other Notes, as fully as if such Collateral were

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

described in the Loan Documents executed in connection with each of the Notes, and were pledged by Borrower therein to secure each of the Notes.

     12.  MISCELLANEOUS.  Except for the changes and modifications effected
          -------------
hereby, it is expressly agreed that the Loan and Security Agreement shall remain in full force and effect in strict accordance with its terms. This First Amendment shall be binding upon and shall inure to the benefit of, the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.


                                          FPM BEHAVIORAL HEALTH, INC., a
                                          Delaware corporation


_______________________________________   By:____________________________
Printed Name:__________________________  Warwick D. Syphers,
                                               Executive Vice President

_______________________________________
Printed Name:__________________________                      [CORPORATE SEAL]

                                            FIRST UNION NATIONAL BANK OF FLORIDA


_______________________________________   By:____________________________
Printed Name:__________________________  Lisa Simington,
                                                Vice President

_______________________________________
Printed Name:__________________________                      [CORPORATE SEAL]


STATE OF ___________________
COUNTY OF __________________

     The foregoing instrument was acknowledged before me this _______ day of April, 1996, by Warwick D. Syphers as Executive Vice President of FPM BEHAVIORAL HEALTH, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or produced __________________as identification and did not take an oath.


                                    ____________________________________________
                                    Name of Notary______________________________
                                    NOTARY PUBLIC, STATE OF_____________________
                                    Commission Number:__________________________
                                    My Commission Expires:______________________



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

STATE OF ___________________
COUNTY OF __________________

  The foregoing instrument was acknowledged before me this _____ day of April, 1996, by Lisa Simington as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, on behalf of the Bank. She is personally known to me or produced __________________as identification and did not take an oath.

                                    ____________________________________________
                                    Name of Notary______________________________
                                    NOTARY PUBLIC, STATE OF_____________________
                                    Commission Number:__________________________
                                    My Commission Expires:______________________




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